UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 2004
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19791 (Commission File No.)	36-3790696 (IRS Employer Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

(773) 824-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 2, 2004, USF Corporation (“USF”) announced that it had reached an agreement with Richard P. DiStasio, Chairman of the Board of Directors, President and Chief Executive Officer of USF, pursuant to which the parties have mutually agreed to terminate the employment relationship between Mr. DiStasio and USF. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.

In connection with the foregoing, on November 2, 2004, USF and Mr. DiStasio entered into a Separation Agreement and General Release (the “Separation Agreement”), setting forth certain agreements and understandings between them associated with Mr. DiStasio’s termination. A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

Pursuant to the Separation Agreement, as described in Item 1.01 above, Mr. DiStasio has terminated his employment under the Employment Agreement by and between USF and Mr. DiStasio, dated August 21, 2003 (the “Employment Agreement”). Incorporated herein by reference is the description of the terms and conditions of the Employment Agreement that are material to USF as previously reported in USF’s definitive Proxy Statement in the section entitled “Employment Contracts and Change in Control Agreements” as filed with the Securities and Exchange Commission on April 1, 2004.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 2, 2004, Richard P. DiStasio terminated his employment as the Chairman of the Board of Directors, President and Chief Executive Officer of USF, as described under Items 1.01 and 1.02 above, which descriptions are incorporated by reference into this Item 5.02. Mr. DiStasio also resigned from his position as a member of USF’s Board of Directors.

Also effective November 2, 2004, USF announced the appointment of Paul Liska as Executive Chairman and Thomas E. Bergmann, formerly Executive Vice President, as interim Chief Executive Officer, both appointments effective immediately. USF expects to conduct a nationwide search for a permanent Chief Executive Officer.

Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits:

Exhibit No.	Description

10.1	Separation Agreement and General Release by and between USF Corporation and Richard P. DiStasio, dated November 2, 2004
99.1	Press Release, dated November 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Richard C. Pagano
Richard C. Pagano
Senior Vice President, General Counsel and Secretary

Date: November 2, 2004